                                                                    Exhibit 99.1

                         Form 4 Joint Filer Information

Name:                                Armistice Capital Master Fund, Ltd.

Address:                             510 Madison Avenue
                                     7th Floor
                                     New York, NY 10022

Date of Event Requiring Statement:   09/15/2021

Name:                                Steven Boyd

Address:                             510 Madison Avenue
                                     7th Floor
                                     New York, NY 10022

Date of Event Requiring Statement:   09/15/2021